UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	June 1, 2007

Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.    Other Events.

        On July 11, 2005, Harley-Davidson, Inc. (the “Company”) announced that the staff (the “Staff”) of the Enforcement Division of the United States Securities and Exchange Commission (the “Commission”) advised the Company that it was inquiring into matters relating generally to the Company’s April 13, 2005 announcement regarding production and shipment plans and certain allegations contained in class action complaints that shareholders filed against the Company. By letter dated June 1, 2007, the Staff advised the Company that the Staff’s investigation has been terminated, and at this time, the Staff has not recommended any enforcement action to the Commission. The information in the Staff’s letter was provided under the guidelines in the final paragraph of the Commission’s Securities Act Release No. 5310.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.
Date: June 8, 2007	By: /s/ Gail A. Lione
Gail A. Lione
Vice President, General Counsel and Secretary